Subsequent Events	3 Months Ended
Mar. 31, 2013
Subsequent Events

14.    SUBSEQUENT EVENTS

On April 10, 2013, the Company entered into a share purchase agreement with Lloyds Development Capital (Holdings) Limited and Kidsunlimited Group Limited pursuant to which it acquired kidsunlimited, an operator of 64 nurseries throughout the United Kingdom for an aggregate cash purchase price of £45.0 million, subject to certain adjustments. The purchase price was financed with available cash on hand. The Company has incurred acquisition costs of approximately $1.5 million through March 31, 2013, which are included in selling, general and administrative expenses.

Given the proximity of the acquisition to the date of this filing, the Company has not completed the detailed valuation analysis necessary to finalize the associated purchase accounting. As a result, the Company has not provided additional disclosures related to the acquisition, including the allocation of the purchase price as well as the required pro forma information since it is impracticable to do so.